                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21893
                                                     ---------

                 Nuveen Global Government Enhanced Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     GLOBAL GOVERNMENT
                                                     ENHANCED INCOME
                                                     FUND
                                                     JGG

                                                     NUVEEN
                                                     MULTI-CURRENCY
                                                     SHORT-TERM
                                                     GOVERNMENT INCOME
                                                     FUND
                                                     JGT

               High Current Income and Gains from
                an Enhanced Global Debt Strategy

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Manager's COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JGG, JGT

These Funds are managed by Nuveen Asset Management (NAM), a wholly-owned subsidiary of Nuveen Investments. NAM's taxable fixed-income team has worked together since 2000, with senior professionals averaging over 17 years of investment experience. The team has managed both Funds since their inceptions in 2006 (JGG) and April 2007 (JGT), and is led by Andrew Stenwall, who is responsible for developing and administering the Funds' portfolio strategies. Mr. Stenwall, who has 18 years of industry experience, has been a Managing Director of NAM since August 2004. Here he discusses the performance of the Funds during the reporting period ending December 31, 2007.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE REPORTING PERIOD ENDED DECEMBER 31, 2007?

During the first part of the period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the year was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half of a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

In contrast to the U.S. markets, international fixed income and currency markets generally performed well during this period, continuing to benefit from the fall in the value of the U.S. dollar relative to other currencies. During the third quarter of 2007, the U.S. dollar reached new lows against the Euro and British pound, and fell to parity with the Canadian dollar, a level not seen since the late 1970s. While sub-prime mortgage worries injected more volatility into all markets, strong growth outside the U.S. and continued access to capital helped foreign markets weather much of the third and fourth quarter turmoil.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THIS REPORTING PERIOD?

For JGG, we continued to use an integrated, three-part investment strategy:
First, we kept substantially all of the Fund's assets invested directly, or indirectly using derivatives, in government debt securities from countries with relatively steep government debt yield curves. Second, we sought to enhance the returns and reduce the risk of the Fund's portfolio through an option strategy that involved selling slightly out-of-the-money call options on individual or baskets of global government debt securities representing approximately 80% of the Fund's managed assets. Third, we bought the currencies of countries with relatively high interest rates and sold the currencies of countries with relatively low interest rates in an effort to enhance the Fund's return. The Fund was somewhat constrained by its option strategy as global interest rates rose and credit spreads widened.

Since its inception in late April 2007, JGT completed its initial investment period, and at the end of the year was invested directly in short-term international government securities, and indirectly in international government securities through the purchase of forward currency contracts and other derivative instruments. The investments of the Fund are denominated in, or otherwise provide exposure to, multiple foreign currencies.

In addition, we managed both Funds' currency positions using a two-part proprietary risk management system; a stop-loss model and a technical indicator that alerted us to increased levels of risks. This risk management system was intended to help reduce or eliminate certain positions when it appeared that market conditions or trends would cause the value of a Fund's investments to decline significantly. For example, in late February 2007, global markets responded negatively to a sell-off in the Chinese market. As global equity markets experienced significant volatility, we closed out our foreign positions in JGG and repatriated all funds back to U.S. LIBOR investments until the markets calmed. As volatility normalized and the need for heightened risk aversion eased, we fully reinvested JGG in various currencies. This strategy was particularly helpful later in the year as the impact of the sub-prime mortgage crisis was felt globally. Through the risk aversion system, we were able to reduce exposure as needed.

HOW DID THE FUNDS PERFORM OVER THE REPORTING PERIOD?

The performance of JGG and JGT, as well as their comparative indices, are presented in the accompanying table.

Total Returns on Net Asset Value*
For the period ended 12/31/07

                                                                          1-Year
JGG                                                                       3.84%
Citigroup-Hedged World Government Bond Index(1)                           5.71%

                                                                     Since Inception
                                                                (4/25/07 through 12/31/07)

JGT(2)                                                                    9.47%
Citigroup Non-U.S. World Government Bond Index(3)                         9.27%


--------------------------------------------------------------------------------
* Returns less than one-year are cumulative.
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.
1 Citigroup-Hedged World Government Bond Index is an unmanaged market-capitalization weighted Index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
2 JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. Shareholders on record date are entitled to take an offsetting tax credit for their pro-rata share of the taxes paid by the Fund. The total return shown does not include the economic benefit to shareholders of record of this tax credit/refund. The Fund's corresponding since inception total return on NAV for the period April 25, 2007 (commencement of operations) through December 31, 2007 when this benefit is included is 10.29%.
3 The Citigroup Non-U.S. World Government Bond Index is a market-weighted index designed to reflect the performance of the international developed-government fixed-income markets 20 countries as of January 1999.
--------------------------------------------------------------------------------


For the one-year period ended December 31, 2007, the total return on net asset value for JGG underperformed its comparative index, while the total return on NAV for JGT outperformed its comparative index.

In JGG, the Fund benefited from long positions in countries with appreciating currencies, such as Turkey, Brazil, Hungary, New Zealand, Australia, Iceland and Mexico, as well as from shorting currencies in lower yielding countries such as Switzerland and Japan. European currencies performed well on the back of a relatively strong economic picture in Europe, with central banks normalizing the rate difference with the U.S. fed funds rate. Overall, our long positions in Norwegian krone and Hungarian forint also fared well.

Counterbalancing this, JGG's performance was constrained as rates rose globally and the Fund's call options moved out of the money, which increased the Fund's duration and volatility. The premiums we received from our long positions were not high enough to offset rising yields on some of our swaps. Also dampening performance over the first half of the period was our long position in Swedish krona as interest rate hike expectations in that country depressed the value of our positions. While the krona rebounded in the second half of 2007, we had already reduced the position.

In the second half of 2007, sub-prime market concerns affected global swap spreads, which widened significantly. JGG gains exposure to countries through these swaps, but they underperformed government bonds for the period.

JGT was launched in the second quarter of 2007 amid a strong rally in the U.S. dollar (USD). In spite of this, the portfolio's diversification in transitional market currencies such as Turkey and Brazil benefited absolute performance over this abbreviated initial period. The USD appreciation during the second quarter also helped our foreign currency strategy, as low yielding currencies such as the Swiss franc and Japanese yen depreciated against high yielding currencies such as the New Zealand dollar and South African rand. We were positioned well in high and low yielding and emerging markets currencies to benefit from the USD appreciation except for our position in Swedish krona as interest rate hike expectations in that country increased.

By the third quarter, concerns about the impact of potential defaults in the U.S. sub-prime mortgage market led in several stages to a world-wide "credit crunch." While there was a flight to investments dominated in U.S. dollars, the dollar actually experienced a significant decline relative to many other currencies in the last two quarters of 2007. In this environment, JGT benefited from selective exposure to high yielding countries like Turkey and Brazil.

Distribution and Share Price
                                                                     INFORMATION

On March 1, 2007, Nuveen Investments announced that JGG would move from a monthly to a quarterly distribution schedule. JGG's last monthly distribution was paid on April 2, 2007, and first quarterly distribution was paid on July 2, 2007. JGT declared its initial quarterly distribution of $0.4510 on June 1, 2007.

Each Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

- Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form

  1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period was sufficient to meet the Funds' distributions.

---------------------------------------------------------------------------------------
As of 12/31/07                                                           JGG       JGT*
---------------------------------------------------------------------------------------
 Inception date                                                      6/27/06    4/25/07
 Calendar year:
   Per share distribution:
   From net investment income                                          $1.21      $0.82
   From short-term capital gains                                         .01       0.67
   From long-term capital gains                                           --       0.08
   From return of capital                                               0.40         --
                                                                     -------    -------
 Total per share distribution                                          $1.62      $1.57
                                                                     =======    =======

 Distribution rate on NAV                                              8.72%      8.13%

 Annualized total returns**:
  Excluding retained gain tax credit/refund(4):
   1-year on NAV                                                       3.84%        N/A
   Since inception on NAV                                              6.25%      9.47%

  Including retained gain tax credit/refund(4):
   1-year on NAV                                                         N/A        N/A
   Since inception on NAV                                                N/A     10.29%

 * For the period 4/25/07 (commencement of operations) through
   12/31/07.
 ** Returns less than 1-year are cumulative.
---------------------------------------------------------------------------------------

As of December 31, 2007, the Funds' shares were trading relative to their NAVs as shown in the accompanying table.

---------------------------------------------------------------------------------------------------------
                                                              12/31/07            Average 12-Month Period
                                                      Discount/Premium                   Discount/Premium
---------------------------------------------------------------------------------------------------------
 JGG                                                           -11.90%                              2.74%
 JGT                                                           -12.33%                              4.77%
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4 JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds.
--------------------------------------------------------------------------------

Retention of Realized Long-Term
                                                                   CAPITAL GAINS

On December 14, 2007, Nuveen Multi-Currency Short-Term Government Income Fund
(JGT) (the "Fund") announced that it would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and would pay any required federal corporate income taxes on these gains.

We believe retaining realized long-term capital gains enables the Fund to better preserve and grow its capital base for long-term investors. This increases earnings potential over time, providing the opportunity for more stable growth of distributions and high share prices.

Shareholders of record on December 31, 2007, holding the Fund in a taxable account must include their pro-rata share of the Fund's retained gains as reported on IRS Form 2439 on their 2007 federal income tax returns. They will be entitled to take an offsetting federal income tax credit equal to their pro rata share of taxes the Fund paid on its retained gains. Shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the Fund. The Fund's net asset value on December 27, 2007, was reduced to reflect the accrual of the Fund's estimated tax liability as shown below.

The Fund's final per share retained long-term capital gains and corresponding federal corporate income taxes paid are as follows:

PER SHARE                                                       JGT
----------------------------------------------------------------------
Long-Term Capital Gain Retained                               $ 0.4273
Less Federal Income Taxes Paid by Fund                         (0.1495)
NET LONG-TERM CAPITAL GAIN RETAINED                           $ 0.2778
----------------------------------------------------------------------

Final amounts for retained gains and taxes paid will be reported to shareholders of record on IRS Form 2439. Investors who hold shares in "street name" should receive Form 2439 from their brokerage firm by March 31, 2008. Investors who own shares directly through the Funds' transfer agent will receive Form 2439 in mid-February 2008. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2007. Shareholders who held Funds in a taxable account should wait to file their tax returns until both Form 2439 and 1099-DIV are received. More details about these Funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/taxinfo.

       JGG                             Nuveen Global
       PERFORMANCE                     Government Enhanced
       OVERVIEW                        Income Fund
                                              as of December 31, 2007

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)
     (PORTFOLIO ALLOCATION PIE CHART)

AAA                                                                              77.2
BB or Lower                                                                      11.2
BBB                                                                               2.6
A                                                                                 9.0

2007 DISTRIBUTIONS PER SHARE(3)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.135
Feb                                                                              0.135
Mar                                                                              0.135
Jun                                                                              0.405
Sep                                                                              0.405
Dec                                                                              0.405

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

1/01/07                                                                         20.3800
                                                                                20.1600
                                                                                20.0200
                                                                                20.2100
                                                                                20.0700
                                                                                19.8100
                                                                                19.7200
                                                                                19.6300
                                                                                19.5500
                                                                                19.4600
                                                                                19.4600
                                                                                19.3900
                                                                                19.3600
                                                                                19.5400
                                                                                19.3600
                                                                                19.3300
                                                                                19.2600
                                                                                19.6400
                                                                                19.5000
                                                                                19.6900
                                                                                19.8500
                                                                                19.8000
                                                                                20.0000
                                                                                19.8400
                                                                                19.8700
                                                                                19.8901
                                                                                19.8100
                                                                                19.8300
                                                                                19.5000
                                                                                19.4600
                                                                                19.5200
                                                                                19.5500
                                                                                19.3800
                                                                                19.2800
                                                                                19.3300
                                                                                19.3200
                                                                                19.4500
                                                                                19.2401
                                                                                19.3500
                                                                                19.2900
                                                                                19.5000
                                                                                19.4800
                                                                                19.5100
                                                                                19.6700
                                                                                19.9300
                                                                                19.9900
                                                                                19.8000
                                                                                19.7100
                                                                                19.6000
                                                                                19.5700
                                                                                19.7000
                                                                                19.8500
                                                                                19.8200
                                                                                19.9900
                                                                                19.9400
                                                                                20.0200
                                                                                19.8500
                                                                                19.8500
                                                                                19.8900
                                                                                19.9900
                                                                                20.1000
                                                                                20.1000
                                                                                20.0900
                                                                                19.9600
                                                                                20.0300
                                                                                20.0800
                                                                                20.0700
                                                                                20.0200
                                                                                19.9600
                                                                                19.8500
                                                                                20.0100
                                                                                19.8500
                                                                                19.9000
                                                                                19.9100
                                                                                19.8800
                                                                                19.9200
                                                                                19.7700
                                                                                19.6600
                                                                                19.6500
                                                                                19.7500
                                                                                19.8600
                                                                                19.8400
                                                                                19.8500
                                                                                20.0700
                                                                                20.0800
                                                                                19.7000
                                                                                19.9000
                                                                                20.1600
                                                                                20.2700
                                                                                20.1600
                                                                                20.1000
                                                                                20.1400
                                                                                20.1900
                                                                                20.1300
                                                                                20.1500
                                                                                20.1400
                                                                                19.9200
                                                                                19.7500
                                                                                19.8200
                                                                                19.7000
                                                                                19.8200
                                                                                20.0100
                                                                                19.9300
                                                                                20.0700
                                                                                20.0900
                                                                                20.2500
                                                                                20.1000
                                                                                20.0400
                                                                                20.1500
                                                                                19.9000
                                                                                19.6200
                                                                                19.5700
                                                                                19.3200
                                                                                19.2500
                                                                                19.3500
                                                                                19.1150
                                                                                19.1400
                                                                                19.0400
                                                                                19.0100
                                                                                19.0000
                                                                                18.8600
                                                                                18.3100
                                                                                18.4600
                                                                                18.6299
                                                                                18.6700
                                                                                18.6700
                                                                                18.8000
                                                                                18.8490
                                                                                18.5500
                                                                                18.5000
                                                                                18.4200
                                                                                18.2300
                                                                                18.4000
                                                                                18.2700
                                                                                18.1000
                                                                                18.0290
                                                                                17.8700
                                                                                17.5100
                                                                                17.7399
                                                                                17.6300
                                                                                17.5700
                                                                                17.4600
                                                                                17.3200
                                                                                16.9400
                                                                                17.1300
                                                                                17.6500
                                                                                17.6500
                                                                                17.5500
                                                                                17.7600
                                                                                17.4700
                                                                                17.0600
                                                                                17.2600
                                                                                17.4600
                                                                                17.4500
                                                                                17.2900
                                                                                17.3600
                                                                                17.1400
                                                                                16.7400
                                                                                16.0200
                                                                                17.0000
                                                                                17.4500
                                                                                17.7800
                                                                                17.6800
                                                                                17.6400
                                                                                17.6000
                                                                                17.5700
                                                                                17.4700
                                                                                17.7800
                                                                                17.5300
                                                                                17.6500
                                                                                17.9300
                                                                                18.1000
                                                                                18.1200
                                                                                17.9900
                                                                                17.9700
                                                                                17.9900
                                                                                17.5600
                                                                                17.6000
                                                                                17.5400
                                                                                17.5400
                                                                                17.7000
                                                                                17.4900
                                                                                17.4400
                                                                                17.3200
                                                                                17.2800
                                                                                17.2200
                                                                                17.3600
                                                                                17.4200
                                                                                17.5500
                                                                                17.5500
                                                                                17.5200
                                                                                17.5100
                                                                                17.4300
                                                                                17.3600
                                                                                17.3300
                                                                                17.3300
                                                                                17.3300
                                                                                17.4300
                                                                                17.3600
                                                                                17.4100
                                                                                17.2000
                                                                                17.1200
                                                                                17.1500
                                                                                17.1800
                                                                                17.1900
                                                                                17.0200
                                                                                17.0700
                                                                                17.0800
                                                                                17.2000
                                                                                17.4600
                                                                                17.6000
                                                                                17.4400
                                                                                17.3600
                                                                                17.1900
                                                                                17.1500
                                                                                17.1600
                                                                                17.0500
                                                                                16.7500
                                                                                16.7300
                                                                                16.5100
                                                                                16.4700
                                                                                16.5400
                                                                                16.5400
                                                                                16.5300
                                                                                16.5000
                                                                                16.3500
                                                                                16.6500
                                                                                16.5900
                                                                                16.6800
                                                                                16.7700
                                                                                16.6100
                                                                                16.7600
                                                                                16.7900
                                                                                17.0000
                                                                                16.9420
                                                                                16.9500
                                                                                17.0600
                                                                                17.1000
                                                                                16.9900
                                                                                17.0400
                                                                                16.7900
                                                                                16.5100
                                                                                16.3500
                                                                                16.3600
                                                                                16.1400
                                                                                16.1700
                                                                                16.2600
                                                                                16.1200
                                                                                16.2700
                                                                                16.4200
                                                                                16.5300
                                                                                16.4300
                                                                                16.4150
12/31/2007                                                                      16.3600


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $16.36
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.57
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -11.90%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.90%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $173,302
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(INCEPTION 6/27/06)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            -12.27%       3.84%

-------------------------------------------------------------------------------------
Since Inception                                                    -4.93%       6.25%

-------------------------------------------------------------------------------------


1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
2 Excluding derivative transactions.
3 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

       JGT                             Nuveen Multi-Currency
       PERFORMANCE                     Short-Term Government
       OVERVIEW                        Income Fund
                                              as of December 31, 2007

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)
     (PORTFOLIO ALLOCATION PIE CHART)

AAA                                                                              63.9
BBB                                                                              16.9
A                                                                                16.9
BB or Lower                                                                       2.3

2007 DISTRIBUTIONS PER SHARE(4)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jun                                                                              0.451
Sep                                                                              0.451
Dec                                                                              0.451

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

4/25/07                                                                         20.0000
                                                                                20.0000
                                                                                20.0200
                                                                                20.0000
                                                                                20.0000
                                                                                20.0100
                                                                                20.1300
                                                                                20.2500
                                                                                20.2500
                                                                                20.2000
                                                                                20.1200
                                                                                20.2000
                                                                                20.2300
                                                                                20.3700
                                                                                20.3000
                                                                                20.2500
                                                                                20.2800
                                                                                20.2100
                                                                                20.2000
                                                                                20.0300
                                                                                20.1000
                                                                                20.1000
                                                                                20.0700
                                                                                20.0000
                                                                                20.0000
                                                                                20.0000
                                                                                20.0000
                                                                                20.0100
                                                                                20.0000
                                                                                20.0000
                                                                                20.0000
                                                                                20.0100
                                                                                20.0500
                                                                                20.0200
                                                                                20.0000
                                                                                19.6600
                                                                                19.5000
                                                                                19.3000
                                                                                19.1800
                                                                                19.4000
                                                                                19.5400
                                                                                19.3000
                                                                                19.4500
                                                                                19.2500
                                                                                18.8900
                                                                                19.2000
                                                                                19.1200
                                                                                19.3000
                                                                                19.3000
                                                                                19.3400
                                                                                19.5600
                                                                                19.5400
                                                                                19.5000
                                                                                19.5500
                                                                                19.7000
                                                                                19.4816
                                                                                19.3400
                                                                                19.3100
                                                                                19.2200
                                                                                19.6800
                                                                                19.7000
                                                                                19.6400
                                                                                19.7500
                                                                                19.6200
                                                                                19.1500
                                                                                19.1000
                                                                                18.9000
                                                                                18.9300
                                                                                18.7000
                                                                                18.6500
                                                                                18.4000
                                                                                18.5500
                                                                                18.9100
                                                                                18.3000
                                                                                18.4000
                                                                                18.6000
                                                                                18.5800
                                                                                18.1000
                                                                                17.7500
                                                                                17.1600
                                                                                16.2500
                                                                                16.9300
                                                                                17.7000
                                                                                17.7500
                                                                                17.9000
                                                                                18.1480
                                                                                18.1900
                                                                                17.9480
                                                                                18.2400
                                                                                17.8700
                                                                                18.3500
                                                                                18.0100
                                                                                17.9000
                                                                                18.2400
                                                                                18.3000
                                                                                18.4200
                                                                                18.3900
                                                                                18.4500
                                                                                18.1600
                                                                                17.6400
                                                                                17.7300
                                                                                17.4700
                                                                                17.3400
                                                                                17.7600
                                                                                17.6900
                                                                                17.8000
                                                                                17.5500
                                                                                17.2000
                                                                                17.4000
                                                                                17.5000
                                                                                17.7400
                                                                                17.9400
                                                                                17.9400
                                                                                18.1400
                                                                                18.3600
                                                                                18.5000
                                                                                18.5000
                                                                                18.5900
                                                                                18.4800
                                                                                18.7100
                                                                                18.9200
                                                                                18.8600
                                                                                18.9200
                                                                                18.6000
                                                                                18.3600
                                                                                18.3800
                                                                                18.2400
                                                                                18.2900
                                                                                18.1400
                                                                                18.0000
                                                                                18.1700
                                                                                18.1400
                                                                                18.4000
                                                                                18.5500
                                                                                18.3700
                                                                                18.5100
                                                                                18.8100
                                                                                18.6500
                                                                                18.5900
                                                                                18.4900
                                                                                18.2700
                                                                                18.5600
                                                                                18.4500
                                                                                18.5000
                                                                                18.2600
                                                                                18.1601
                                                                                18.2000
                                                                                18.2500
                                                                                17.9000
                                                                                18.2700
                                                                                17.8900
                                                                                18.1600
                                                                                17.8600
                                                                                17.6600
                                                                                17.9500
                                                                                18.0000
                                                                                18.1100
                                                                                18.1400
                                                                                18.1000
                                                                                18.4000
                                                                                18.5000
                                                                                18.2000
                                                                                18.0900
                                                                                18.1200
                                                                                17.5200
                                                                                17.5500
                                                                                17.3500
                                                                                17.0200
                                                                                16.7400
                                                                                16.8000
                                                                                16.7400
                                                                                16.8500
                                                                                16.7500
                                                                                16.6601
                                                                                16.6500
                                                                                16.6360
12/31/07                                                                        16.9300


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price(1)                                                                 $16.93
-------------------------------------------------------------------------------------
Net Asset Value(1)                                                             $19.31
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -12.33%
-------------------------------------------------------------------------------------
Current Distribution Rate(2)                                                   10.66%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $858,833
-------------------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN(5)
(Inception 4/25/07)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
Since Inception                                                   -7.75%        9.47%

-------------------------------------------------------------------------------------

5 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take an offsetting tax credit, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders of record of this tax credit/refund. The Fund's corresponding average annual total return on share price when this benefit is included is -6.97% since inception. The Fund's corresponding average annual total return on NAV when this benefit is included is 10.29% since inception.



1 Net Asset Value (NAV) reflects an adjustment, made subsequent to December 31,
  2007, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Share Price is actual as of December 31, 2007, and did not reflect the knowledge of the subsequent adjustment to NAV.
2 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.
3 Excluding derivative transactions.
4 The Fund paid shareholders capital gains distributions in December 2007 of $0.2137 per share.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting for Nuveen Multi-Currency Short-Term Government Income Fund (JGT) was subsequently adjourned to October 22, 2007 and additionally adjourned to November 8, 2007, November 12, 2007, and November 30, 2007.

                                                                 JGG                     JGT
------------------------------------------------------------------------------------------------
                                                                  Common                  Common
                                                                  Shares                  Shares
------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                        4,225,754              19,950,386
    Against                                                      102,370                 847,647
    Abstain                                                      153,282                 766,451
    Broker Non-Votes                                           1,364,406               2,826,126
------------------------------------------------------------------------------------------------
   Total                                                       5,845,812              24,390,610
------------------------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE CURRENT FISCAL YEAR:
    For                                                        5,675,391              23,273,425
    Against                                                       60,775                 543,922
    Abstain                                                      109,646                 573,263
------------------------------------------------------------------------------------------------
   Total                                                       5,845,812              24,390,610
------------------------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
     NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND
     NUVEEN MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME FUND


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Nuveen Global Government Enhanced Income Fund and Nuveen Multi-Currency Short-Term Government Income Fund (the "Funds") at December 31, 2007, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 26, 2008

         JGG
          Nuveen Global Government Enhanced Income Fund
          Portfolio of INVESTMENTS
                                    as of December 31, 2007

   PRINCIPAL
AMOUNT (000)      DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  SOVEREIGN DEBT - 22.9% (3)
                  GREECE - 9.0%
     11,000EUR    Hellenic Republic                                     4.300%           7/20/17              A1       $ 15,662,123
-----------------------------------------------------------------------------------------------------------------------------------
                  TURKEY - 13.9%
      7,100TRY    Republic of Turkey, Government Bond                  14.000%           1/19/11             Ba3          6,114,267
     14,000TRY    Republic of Turkey, Government Bond                  10.404%           2/15/12              BB         13,451,609
      5,000TRY    Republic of Turkey, Government Bond                  16.000%           3/07/12            Baa3          4,465,771
-----------------------------------------------------------------------------------------------------------------------------------
     26,100       Total Turkey                                                                                           24,031,647
-----------------------------------------------------------------------------------------------------------------------------------
                  TOTAL SOVEREIGN DEBT (COST $36,373,894)                                                                39,693,770
                  =================================================================================================================

   PRINCIPAL
AMOUNT (000)      DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.4%
 $   18,700       Federal Home Loan Banks, Discount Notes (4)(5)        0.000%           2/22/08             Aaa       $ 18,591,521
      6,050       Federal Home Loan Banks, Discount Notes (5)           0.000%           2/27/08             Aaa          6,011,462
      6,060       Federal Home Loan Banks, Discount Notes (5)           0.000%            3/7/08             Aaa          6,015,301
     17,450       Federal Home Loan Banks, Discount Notes (5)           0.000%           3/10/08             Aaa         17,315,356
      3,040       Federal Home Loan Banks, Discount Notes (5)           0.000%           3/17/08             Aaa          3,014,130
-----------------------------------------------------------------------------------------------------------------------------------
 $   51,300       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                                           50,947,770
                   (COST $50,931,531)
===================================================================================================================================

   PRINCIPAL
AMOUNT (000)      DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 48.1% (6)
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.1%
 $   26,955       Federal Home Loan Banks, Discount Notes (5)           0.000%            1/9/08             Aaa       $ 26,927,267
     17,000       Federal Home Loan Banks, Discount Notes (5)           0.000%           1/11/08             Aaa         16,977,097
      5,425       Federal Home Loan Banks, Discount Notes (5)           0.000%           1/18/08             Aaa          5,414,138
     25,250       Federal Home Loan Banks, Discount Notes (5)           0.000%            2/8/08             Aaa         25,136,192
      8,900       Federal National Mortgage Association (5)             0.000%            1/4/08             Aaa          8,896,477
-----------------------------------------------------------------------------------------------------------------------------------
     83,530       Total U.S. Government and Agency Obligations                                                           83,351,171
                   (cost $83,351,171)
-----------------------------------------------------------------------------------------------------------------------------------
 $   83,530       TOTAL SHORT-TERM INVESTMENTS (COST $83,351,171)                                                        83,351,171
===================================================================================================================================
                  TOTAL INVESTMENTS (COST $170,656,596) - 100.4%                                                        173,992,711
                  =================================================================================================================

                                       FLOATING  PAY/RECEIVE
                                           RATE     FLOATING  EXERCISE  EXPIRATION         NOTIONAL
 DESCRIPTION          COUNTERPARTY        INDEX         RATE      RATE        DATE           AMOUNT      PREMIUM         VALUE
 -----------------------------------------------------------------------------------------------------------------------------
                      PUT SWAPTIONS PURCHASED - 0.0%
 OTC - 10-Year        Goldman           6-Month     Receive     2.750%    3/28/08     2,100,000,000      210,000  $         66
  Interest Rate Swap  Sachs               LIBOR                                                 JPY          JPY
 OTC - 10-Year        Goldman           6-Month     Receive     4.885     3/28/08        21,200,000        1,378            44
  Interest Rate Swap  Sachs               LIBOR                                                 CHF          CHF
 OTC - 10-Year        Goldman           6-Month     Receive     5.570     3/28/08       395,000,000      217,250           857
  Interest Rate Swap  Sachs              PRIBOR                                                 CZK          CZK
 OTC - 10-Year        Goldman           6-Month     Receive     5.730     3/28/08        11,000,000          825         4,735
  Interest Rate Swap  Sachs             EURIBOR                                                 EUR          EUR
 OTC - 10-Year        Goldman           6-Month     Receive     6.830     3/28/08        56,000,000       30,800           683
  Interest Rate Swap  Sachs               WIBOR                                                 PLN          PLN
 OTC - 10-Year        Goldman           6-Month     Receive     7.040     3/28/08       110,000,000       11,000           356
  Interest Rate Swap  Sachs               NIBOR                                                 NOK          NOK
 OTC - 10-Year        Lehman            3-Month     Receive     7.760     3/28/08        34,000,000        5,950         1,546
  Interest Rate Swap  Brothers           TELBOR                                                 ILS          ILS
  (7)
 OTC - 10-Year        Morgan            3-Month     Receive     9.205     3/28/08        11,500,000        2,415           123
  Interest Rate Swap  Stanley       NZD-BBR-FRA                                                 NZD          NZD
 -----------------------------------------------------------------------------------------------------------------------------
                    TOTAL PUT SWAPTIONS (COST $34,345)                                                                   8,410
                    ==========================================================================================================

                                       FLOATING  PAY/RECEIVE
                                           RATE     FLOATING  EXERCISE  EXPIRATION         NOTIONAL
 DESCRIPTION          COUNTERPARTY        INDEX         RATE      RATE        DATE           AMOUNT      PREMIUM         VALUE
 -----------------------------------------------------------------------------------------------------------------------------
                      CALL SWAPTIONS WRITTEN - (0.1)%
 OTC - 10-Year        Goldman           6-Month     Receive     1.620%    1/28/08   (2,100,000,000)  (2,625,000)  $    (39,135)
  Interest Rate Swap  Sachs               LIBOR                                                 JPY          JPY
 OTC - 10-Year        Goldman           6-Month     Receive     4.512     1/04/08      (11,000,000)     (76,450)           (65)
  Interest Rate Swap  Sachs             EURIBOR                                                 EUR          EUR
 OTC - 10-Year        HSBC Bank         6-Month         Pay     3.150     1/04/08      (21,200,000)    (142,040)           (91)
  Interest Rate Swap                      LIBOR                                                 CHF          CHF
 OTC - 10-Year        Lehman            6-Month     Receive     5.460     1/30/08     (110,000,000)    (456,500)       (63,081)
  Interest Rate Swap  Brothers            NIBOR                                                 NOK          NOK
 OTC - 10-Year        Morgan            3-Month     Receive     7.660     1/29/08      (11,500,000)     (23,460)       (40,635)
  Interest Rate Swap  Stanley       NZD-BBR-FRA                                                 NZD          NZD
 -----------------------------------------------------------------------------------------------------------------------------
                    TOTAL CALL SWAPTIONS WRITTEN (PREMIUMS RECEIVED $368,273)                                         (143,007)
                    ==========================================================================================================
                    OTHER ASSETS LESS LIABILITIES - (0.3)%                                                            (555,907)
                    ==========================================================================================================
                    NET ASSETS - 100%                                                                             $173,302,207
                    ==========================================================================================================

         JGG
        Nuveen Global Government Enhanced Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OUTSTANDING AT DECEMBER 31, 2007:

                                                                                                       UNREALIZED
   CURRENCY                                                                                          APPRECIATION
   CONTRACTS TO                AMOUNT       IN EXCHANGE                AMOUNT      SETTLEMENT      (DEPRECIATION)
   DELIVER           (LOCAL CURRENCY)      FOR CURRENCY      (LOCAL CURRENCY)            DATE      (U.S. DOLLARS)
   --------------------------------------------------------------------------------------------------------------
   Australian                                 Canadian
    Dollar                  2,000,000           Dollar              1,715,460         1/03/08      $     (17,597)
   Canadian                                 Australian
    Dollar                  1,754,350           Dollar              2,000,000         1/03/08            (21,809)
   Canadian                                New Zealand
    Dollar                  1,715,685           Dollar              2,300,000         1/03/08             30,899
   Canadian
    Dollar                  4,820,125      U.S. Dollar              4,754,560         2/19/08           (131,929)
   Czech Koruna            95,396,400      U.S. Dollar              5,400,000         2/14/08            149,007
   Danish Krone            23,500,000      U.S. Dollar              4,632,459         2/14/08             22,013
   Euro                    11,300,000      U.S. Dollar             16,325,788         2/15/08           (206,279)
                                               Iceland
   Euro                     2,820,256            Krona            270,660,000         9/24/08            (95,657)
                                             Singapore
   Japanese Yen           505,516,700           Dollar              6,500,000         1/04/08            (10,089)
   Japanese Yen               882,000      U.S. Dollar                  7,757         1/04/08               (141)
   Japanese Yen           613,580,000      U.S. Dollar              5,500,000         2/19/08            (22,639)
   New Taiwan
    Dollar                138,315,000      U.S. Dollar              4,299,503         1/15/08             23,740
   New Turkish
    Lira                   17,336,964      U.S. Dollar             14,537,116         2/14/08            (40,455)
   New Zealand                                Canadian
    Dollar                  2,300,000           Dollar              1,653,424         1/03/08            (93,985)
   Philippine
    Peso                   99,330,000      U.S. Dollar              2,401,015         1/04/08             (5,161)
   Singapore
    Dollar                  6,500,000      U.S. Dollar              4,515,519         1/04/08             (1,451)
   Singapore
    Dollar                  8,000,000      U.S. Dollar              5,572,777         2/14/08             (2,551)
   South Korean
    Won                 5,163,950,000      U.S. Dollar              5,500,000         1/22/08            (26,383)
   Swedish
    Krona                 119,000,000      U.S. Dollar             18,733,815         2/15/08            314,197
   Swiss Franc              5,160,000      U.S. Dollar              4,609,201         2/13/08             39,112
   U.S. Dollar              4,433,797      Japanese Yen           505,516,700         1/04/08             93,262
                                            Philippine
   U.S. Dollar              2,200,000             Peso             99,330,000         1/04/08            206,177
                                             Colombian
   U.S. Dollar              2,199,141             Peso          4,340,000,000         1/15/08             26,898
                                           New Zealand
   U.S. Dollar              8,435,350           Dollar             11,000,000         1/31/08             (1,212)
                                            Philippine
   U.S. Dollar              2,403,339             Peso             99,330,000         2/04/08                 21
                                             Brazilian
   U.S. Dollar              5,500,000             Real              9,867,000         2/06/08             11,972
   U.S. Dollar              4,579,787      Swiss Franc              5,160,000         2/13/08             (9,699)
                                             Hungarian
   U.S. Dollar              4,585,825           Forint            790,000,000         2/14/08            (32,040)
   U.S. Dollar              4,470,675      Mexican Peso            48,518,000         2/14/08            (38,872)
                                               Swedish
   U.S. Dollar                454,207            Krona              2,852,034         2/15/08            (12,750)
                                               Swedish
   U.S. Dollar             18,497,403            Krona            116,147,966         2/15/08           (519,242)
                                              Canadian
   U.S. Dollar              4,854,104           Dollar              4,820,125         2/19/08             32,385
                                             Colombian
   U.S. Dollar              2,036,021             Peso          4,103,600,000         2/19/08            (16,867)
                                                 South
                                               African
   U.S. Dollar              5,412,918             Rand             37,000,000         2/19/08            (48,465)
                                            Indonesian
   U.S. Dollar              4,400,000           Rupiah         40,194,000,000         4/04/08           (149,323)
   --------------------------------------------------------------------------------------------------------------
                                                                                                   $    (554,913)
   ==============================================================================================================

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                                            FUND                                       FIXED RATE
                                     NOTIONAL        PAY/RECEIVE       FLOATING RATE    FIXED RATE        PAYMENT  TERMINATION
 COUNTERPARTY                          AMOUNT      FLOATING RATE               INDEX  (ANNUALIZED)      FREQUENCY         DATE
 -----------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs            110,000,000 NOK                    Pay       6-Month LIBOR         4.810%        Annual      7/10/16
 HSBC Bank                 34,000,000 ILS                    Pay      3-Month TELBOR         5.760         Annual     11/21/17
 JPMorgan                  56,000,000 PLN                    Pay       6-Month WIBOR         5.650         Annual      7/10/16
 Morgan Stanley           395,000,000 CZK                    Pay   6-Month CZK LIBOR         4.060         Annual      7/11/16
 Morgan Stanley         2,100,000,000 JPY                    Pay   6-Month JPY LIBOR         2.116     Semiannual      7/13/17
 UBS                       21,200,000 CHF                    Pay   6-Month CHF LIBOR         3.443         Annual      9/24/17
 UBS                       11,500,000 NZD                    Pay     3-Month NZD-BBR         7.620     Semiannual     11/28/17
 -----------------------------------------------------------------------------------------------------------------------------
 =============================================================================================================================

                            UNREALIZED
                          APPRECIATION
                          DEPRECIATION
 COUNTERPARTY           (U.S. DOLLARS)
 ---------------------  --------------
 Goldman Sachs          $    (989,818)
 HSBC Bank                   (216,909)
 JPMorgan                    (207,223)
 Morgan Stanley              (524,555)
 Morgan Stanley               940,437
 UBS                          235,587
 UBS                          (70,128)
 ---------------------
                        $    (832,609)
 =====================

                      (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
                      (2)      Ratings (not covered by the report of independent registered public accounting firm):
                               Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                               Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
                      (3)      Additional Sovereign Debt exposure is obtained from the Interest Rate Swap transactions.
                      (4)      Portion of investment, with an aggregate market value of $1,053,851, has been pledged to collateralize the net payment obligations under interest rate swap contracts.
                      (5)      A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
                      (6)      Substantially all of the Fund's short-term investments are used as collateral for derivative transactions.
                      (7)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
                      CHF      Swiss Franc
                      CZK      Czech Koruna
                      EUR      Euro
                      ILS      Israeli Shekel
                      JPY      Japanese Yen
                      NOK      Norwegian Krone
                      NZD      New Zealand Dollar
                      PLN      Polish Zloty
                      TRY      New Turkish Lira
                  EURIBOR      Europe Inter-Bank Offered Rate
                    LIBOR      London Inter-Bank Offered Rate
                    NIBOR      Norwegian Inter-Bank Offered Rate
              NZD-BBR-FRA      New Zealand Dollar-Bank Bill Rate-Forward Rate Agreement
                   PRIBOR      Prague Inter-Bank Offered Rate
                   TELBOR      Tel Aviv Inter-Bank Offered Rate
                    WIBOR      Warsaw Inter-Bank Offered Rate

                                 See accompanying notes to financial statements.

         JGT
          Nuveen Multi-Currency Short-Term Government Income Fund
          Portfolio of INVESTMENTS
                                    as of December 31, 2007

   PRINCIPAL
AMOUNT (000)      DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ASSET-BACKED SECURITIES - 9.1%
                  AUTOS- 1.4%
 $      843       Capital Auto Receivable Asset Trust, Class A1B,       5.080%           1/20/09             AAA      $     843,091
                   Series 2006
        429       Chase Manhattan Auto Owners Trust Asset Backed        3.870%           6/15/09             AAA            427,830
                   Notes and Certificates, Series 2005A-A3
      1,830       Chase Manhattan Auto Owners Trust Asset Backed        4.840%           7/15/09             AAA          1,829,311
                   Notes and Certificates, Series 2005B-A3
      2,093       Ford Credit Auto Owner Trust, Asset Backed            5.290%          12/15/09             AAA          2,097,817
                   Notes, Class A2A, Series 2006C
        709       Honda Auto Receivables Owner Trust, Class A2,         5.250%           3/15/09             AAA            709,338
                   Series 2006-3
        624       Honda Auto Receivables Owner Trust, Class A3,         4.610%           8/17/09             AAA            623,397
                   Series 2005-5
      3,583       Harley-Davidson Motorcycle Trust, Series              5.260%          12/15/10             AAA          3,591,156
                   2007-2A2
        908       Nissan Auto Receivables Owner Trust, Class A3,        4.190%           7/15/09             AAA            906,007
                   Series 2005C
        828       Triad Auto Receivable Owner Trust, Class A3,          4.050%           3/12/10             AAA            826,818
                   Series 2005A
-----------------------------------------------------------------------------------------------------------------------------------
     11,847       Total Autos                                                                                            11,854,765
-----------------------------------------------------------------------------------------------------------------------------------
                  CARDS- 6.9%
      5,000       Advanta Business Card Master Trust, Asset Backed      5.250%          10/20/10             AAA          5,004,913
                   Notes, Series 2001A
      2,750       Advanta Business Card Master Trust, Asset Backed      4.750%           1/20/11             AAA          2,751,027
                   Notes, Series 2005-A4
      7,200       American Express Credit Card Account Master           5.030%           1/18/11             AAA          7,199,029
                   Trust, 2005-3 Class A
      1,250       Bank One Issuance Trust Series 2003-A6                5.140%           2/15/11             AAA          1,250,413
      7,000       Capital One Master Trust, Class A                     5.220%           6/15/11             AAA          7,004,545
      4,375       Capital One Master Trust, Series 1998-1, Class A      6.310%           6/15/11             AAA          4,394,623
      4,000       Capital One Master Trust, Series 2001-1, Class A      5.230%          12/15/10             AAA          4,001,818
      3,000       Chase Credit Card Master Trust, Class A, Series       5.140%           7/15/10             AAA          3,000,971
                   2003-2
      1,897       Chase Issuance Trust 05-A1 CL A1                      5.040%          12/15/10             AAA          1,897,116
      5,000       Citibank Credit Card Issuance Trust, Series           5.050%            2/7/10             AAA          5,001,344
                   2001-A1
      7,000       Discover Card Master Trust I, Class A, Series         5.250%           1/15/08             AAA          7,000,766
                   2001-1
      4,000       Gracechurch Card PLC, Credit Card Receivables         5.040%           9/15/10             AAA          3,980,656
                   Class A Series 9
      3,335       Household Affinity Credit Card Trust, Asset           5.150%           2/15/10             AAA          3,335,924
                   Backed Notes, Series 2003-1A
      2,000       MBNA Credit Card Master Note Trust, Class A,          5.390%           9/15/10             AAA          2,000,979
                   Series 1998E
      1,310       MBNA Credit Card Master Note Trust, Class A3,         5.150%           8/16/10             AAA          1,310,452
                   Series 2003
-----------------------------------------------------------------------------------------------------------------------------------
     59,117       Total Cards                                                                                            59,134,576
-----------------------------------------------------------------------------------------------------------------------------------
                  OTHER- 0.8%
      6,850       SLM Student Loan Trust 2007-7 Class A1                5.040%          10/25/12             AAA          6,841,506
-----------------------------------------------------------------------------------------------------------------------------------
 $   77,814       TOTAL ASSET-BACKED SECURITIES (COST $77,827,803)                                                       77,830,847
===================================================================================================================================
  PRINCIPAL
AMOUNT (000)      DESCRIPTION (1)                                      COUPON          MATURITY     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.7%
 $   46,750       Federal Farm Credit Banks, Consolidated               0.000%            3/5/08             Aaa      $  46,415,784
                   Systemwide Notes (3)
     38,700       Federal Home Loan Banks, Discount Notes (3)           0.000%            3/7/08             Aaa         38,414,549
     38,550       Federal Home Loan Banks, Discount Notes (3)           0.000%           3/17/08             Aaa         38,221,940
     21,000       Federal Home Loan Banks, Discount Notes (3)           0.000%           3/24/08             Aaa         20,804,595
-----------------------------------------------------------------------------------------------------------------------------------
 $  145,000       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                                          143,856,868
                   (COST $143,809,793)
===================================================================================================================================

   PRINCIPAL
AMOUNT (000)      DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  SOVEREIGN DEBT - 23.2%
                  COLOMBIA - 1.2%
 20,000,000COP    Republic of Colombia                                 11.750%           3/01/10              BB      $  10,267,344
-----------------------------------------------------------------------------------------------------------------------------------
                  MEXICO - 1.1%
    110,000MXN    Mexican Treasury Bills (3)                            0.000%           3/13/08               A          9,919,102
-----------------------------------------------------------------------------------------------------------------------------------
                  NORWAY - 2.8%
    130,000NOK    Norwegian Government Bond                             5.500%           5/15/09             AAA         24,202,742
-----------------------------------------------------------------------------------------------------------------------------------
                  TURKEY - 18.1%
     10,000TRY    Republic of Turkey, Government Bond                  14.000%           1/19/11             Ba3          8,611,645
    164,000TRY    Republic of Turkey, Government Bond                  16.000%           3/07/12            Baa3        146,477,287
-----------------------------------------------------------------------------------------------------------------------------------
    174,000       Total Turkey                                                                                          155,088,932
-----------------------------------------------------------------------------------------------------------------------------------
                  TOTAL SOVEREIGN DEBT (COST $170,337,075)                                                              199,478,120
                  =================================================================================================================

   PRINCIPAL
AMOUNT (000)      DESCRIPTION (1)                                       COUPON          MATURITY     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 51.6%
                  SOVEREIGN DEBT - 26.1%
                  HUNGARY - 13.5%
 11,000,000HUF    Republic of Hungary, Treasury Bill (3)                0.000%           1/23/08              A2      $  63,338,254
  9,200,000HUF    Republic of Hungary, Treasury Bill (3)                0.000%           2/06/08              A2         52,827,144
-----------------------------------------------------------------------------------------------------------------------------------
 20,200,000       Total Hungary                                                                                         116,165,398
-----------------------------------------------------------------------------------------------------------------------------------
                  MEXICO - 2.3%
    110,000MXN    Mexican Treasury Bills (3)                            0.000%           1/17/08               A         10,046,344
    112,000MXN    Mexican Treasury Bills (3)                            0.000%           2/21/08               A         10,152,245
-----------------------------------------------------------------------------------------------------------------------------------
    222,000       Total Mexico                                                                                           20,198,589
-----------------------------------------------------------------------------------------------------------------------------------
                  UNITED KINGDOM - 10.3%
     44,323GBP    United Kingdom, Treasury Bill (3)                     0.000%           1/07/08             AAA         88,148,118
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Sovereign Debt (cost $224,718,690)                                                              224,512,105
                  =================================================================================================================
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.5%
 $    9,575       Federal Home Loan Banks, Discount Notes (3)           0.000%            1/4/08             Aaa          9,571,537
      4,700       Federal Home Loan Banks, Discount Notes (3)           0.000%           1/10/08             Aaa          4,694,901
      4,800       Federal Home Loan Banks, Discount Notes (3)           0.000%           1/11/08             Aaa          4,795,333
      3,700       Federal Home Loan Banks, Discount Notes (3)           0.000%           1/18/08             Aaa          3,692,522
     55,750       Federal Home Loan Banks, Discount Notes (3)           0.000%           1/25/08             Aaa         55,563,052
     27,100       Federal Home Loan Banks, Discount Notes (3)           0.000%            2/4/08             Aaa         26,990,200
      4,400       Federal Home Loan Banks, Discount Notes (3)           0.000%            2/6/08             Aaa          4,381,036
     36,600       Federal Home Loan Banks, Discount Notes (3)           0.000%           2/15/08             Aaa         36,382,687
     25,250       Federal Home Loan Banks, Discount Notes (3)           0.000%           2/27/08             Aaa         25,078,289
     47,787       Federal National Mortgage Association (3)             0.000%            2/6/08             Aaa         47,547,109
-----------------------------------------------------------------------------------------------------------------------------------
 $  219,662       Total U.S. Government and Agency Obligations                                                          218,696,666
                   (cost $218,696,666)
 ==========       -----------------------------------------------------------------------------------------------------------------
                  TOTAL SHORT-TERM INVESTMENTS (COST $443,415,356)                                                      443,208,771
                  =================================================================================================================
                  TOTAL INVESTMENTS (COST $835,390,027) - 100.6%                                                        864,374,606
                  =================================================================================================================
                  OTHER ASSETS LESS LIABILITIES - (0.6)%                                                                 (5,541,565)
                  =================================================================================================================
                  NET ASSETS - 100%                                                                                   $ 858,833,041
                  =================================================================================================================

         JGT
        Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of INVESTMENTS as of December 31, 2007

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OUTSTANDING AT DECEMBER 31, 2007:

                                                                                                       UNREALIZED
   CURRENCY                                                                                          APPRECIATION
   CONTRACTS TO                AMOUNT       IN EXCHANGE                AMOUNT      SETTLEMENT      (DEPRECIATION)
   DELIVER           (LOCAL CURRENCY)      FOR CURRENCY      (LOCAL CURRENCY)            DATE      (U.S. DOLLARS)
   --------------------------------------------------------------------------------------------------------------
   Brazilian
    Real                  125,000,000      U.S. Dollar             70,422,535         1/03/08      $     230,254
   Israeli
    Shekel                 39,844,000      U.S. Dollar             10,136,875         1/15/08           (215,426)
   Israeli
    Shekel                 40,170,000      U.S. Dollar             10,090,430         1/15/08           (346,572)
   Israeli
    Shekel                 20,690,000      U.S. Dollar              5,190,407         1/15/08           (185,286)
   Israeli
    Shekel                 71,636,130      U.S. Dollar             18,226,168         1/17/08           (386,514)
   Philippine
    Peso                  954,922,500      U.S. Dollar             23,082,487         1/04/08            (49,620)
   Singapore
    Dollar                 25,128,890      U.S. Dollar             17,459,712         1/07/08             (6,753)
                                             Brazilian
   U.S. Dollar             69,140,992             Real            125,000,000         1/03/08          1,051,289
                                            Philippine
   U.S. Dollar             21,150,000             Peso            954,922,500         1/04/08          1,982,108
                                             Singapore
   U.S. Dollar             17,094,483           Dollar             25,128,890         1/07/08            371,982
                                               Israeli
   U.S. Dollar             10,159,776           Shekel             39,844,000         1/15/08            192,524
                                               Israeli
   U.S. Dollar             10,254,839           Shekel             40,170,000         1/15/08            182,163
                                               Israeli
   U.S. Dollar              5,273,756           Shekel             20,690,000         1/15/08            101,936
   U.S. Dollar             13,605,446      Mexican Peso           148,020,450         1/15/08            (57,346)
                                               Israeli
   U.S. Dollar             17,809,743           Shekel             71,636,130         1/17/08            802,939
                                             Norwegian
   U.S. Dollar             17,985,954            Krone             97,010,840         1/17/08           (127,950)
                                            Philippine
   U.S. Dollar             23,104,827             Peso            954,922,500         2/04/08                202
                                                 Pound
   U.S. Dollar             23,064,384         Sterling             11,200,000         2/05/08           (792,343)
                                             Brazilian
   U.S. Dollar            125,000,000             Real             70,157,715         2/06/08           (329,348)
                                             Colombian
   U.S. Dollar              5,000,000             Peso         10,070,000,000         2/19/08            (45,111)
                                             Colombian
   U.S. Dollar             32,535,847             Peso         65,576,000,000         2/19/08           (269,532)
                                                 South
                                               African
   U.S. Dollar             16,894,989             Rand            115,147,800         2/19/08           (200,261)
                                                 South
                                               African
   U.S. Dollar             65,432,144             Rand            445,305,000         2/19/08           (869,505)
                                                 South
                                               African
   U.S. Dollar             65,586,759             Rand            447,000,000         2/19/08           (778,370)
   U.S. Dollar             40,599,625      Mexican Peso           442,000,000         2/20/08           (241,821)
                                            Indonesian
   U.S. Dollar             25,000,000           Rupiah        228,375,000,000         4/04/08           (848,429)
                                               Iceland
   U.S. Dollar              9,303,095            Krona            635,820,000         9/24/08            147,085
                                               Iceland
   U.S. Dollar             18,591,075            Krona          1,270,700,000         9/24/08            295,313
                                               Iceland
   U.S. Dollar             18,633,504            Krona          1,273,600,000         9/24/08            295,987
   --------------------------------------------------------------------------------------------------------------
                                                                                                   $     (96,405)
   ==============================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
        COP      Columbian Peso
        GBP      Great British Pound Sterling
        HUF      Hungarian Forint
        MXN      Mexican Peso
        NOK      Norwegian Krone
        TRY      New Turkish Lira

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES December 31, 2007

                                                                    GLOBAL     MULTI-CURRENCY
                                                                GOVERNMENT         SHORT-TERM
                                                                  ENHANCED         GOVERNMENT
                                                              INCOME (JGG)       INCOME (JGT)
---------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $87,305,425 and $391,974,671,
  respectively)                                               $90,641,540       $421,165,835
Short-term investments (cost $83,351,171 and $443,415,356,
  respectively)                                                83,351,171        443,208,771
Put swaptions purchased, at value (cost $34,345 and $--,
  respectively)                                                     8,410                 --
Cash                                                               86,161                 --
Cash denominated in foreign currencies (cost $112,204 and
  $267, respectively)                                             111,693                265
Unrealized appreciation on forward foreign currency exchange
  contracts                                                       949,683          5,653,782
Unrealized appreciation on interest rate swaps                    581,341                 --
Receivables:
  Interest                                                        660,380          2,065,913
  Investments sold                                                206,247          9,589,488
Other assets                                                          805              3,698
---------------------------------------------------------------------------------------------
     Total assets                                             176,597,431        881,687,752
---------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                         --          9,402,495
Call swaptions written, at value (premiums received $368,273
  and $--, respectively)                                          143,007                 --
Unrealized depreciation on forward foreign currency exchange
  contracts                                                     1,504,596          5,750,187
Unrealized depreciation on interest rate swaps                  1,413,950                 --
Payables:
  Federal corporate income tax                                         --          6,650,000
  Put swaptions purchased                                          34,203                 --
Accrued expenses:
  Management fees                                                 129,137            650,668
  Offering costs                                                       --             24,594
  Other                                                            70,331            376,767
---------------------------------------------------------------------------------------------
     Total liabilities                                          3,295,224         22,854,711
---------------------------------------------------------------------------------------------
Net assets                                                    $173,302,207      $858,833,041
---------------------------------------------------------------------------------------------
Shares outstanding                                              9,330,610         44,467,793
---------------------------------------------------------------------------------------------
Net asset value per share outstanding                         $     18.57       $      19.31
---------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------
Shares, $.01 par value per share                              $    93,306       $    444,678
Paid-in surplus(1)                                            174,000,236        860,166,747
Undistributed (Over-distribution of) net investment income     (2,869,640)       (23,268,098)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                         (96,163)        (7,438,199)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                   2,174,468         28,927,913
---------------------------------------------------------------------------------------------
Net assets                                                    $173,302,207      $858,833,041
---------------------------------------------------------------------------------------------
(1) Multi-Currency Short-Term Government Income's (JGT) Paid-in-surplus includes retained realized long-term capital gains of $19,000,000,
  net of federal corporate income taxes of $6,650,000.

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                                    GLOBAL      MULTI-CURRENCY
                                                                GOVERNMENT        SHORT-TERM
                                                                  ENHANCED        GOVERNMENT
                                                              INCOME (JGG)       INCOME (JGT)
                                                              ------------     ----------------
                                                                                FOR THE PERIOD
                                                                                   4/25/07
                                                                      YEAR      (COMMENCEMENT
                                                                     ENDED      OF OPERATIONS)
                                                                  12/31/07     THROUGH 12/31/07
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME                                             $ 8,891,474      $     37,698,817
-----------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 1,560,689             5,039,739
Shareholders' servicing agent fees and expenses                       126                   199
Custodian's fees and expenses                                     118,204               844,501
Trustees' fees and expenses                                         2,453                15,423
Professional fees                                                  16,961                58,065
Shareholders' reports - printing and mailing expenses              21,323               162,391
Stock exchange listing fees                                         9,685                    --
Investor relations expense                                         19,508               160,662
Other expenses                                                      4,324                 8,774
-----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                      1,753,273             6,289,754
  Custodian fee credit                                             (6,989)              (27,380)
-----------------------------------------------------------------------------------------------
Net expenses                                                    1,746,284             6,262,374
-----------------------------------------------------------------------------------------------
Net investment income                                           7,145,190            31,436,443
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments (net of federal corporate income taxes of $--
    and $6,650,000 on long-term capital gains retained,
    respectively)                                                 291,397             3,649,739
  Call options written                                                 --             3,398,448
  Call swaptions written                                        1,979,340                    --
  Foreign currencies                                            4,785,690             6,103,371
  Forwards                                                     (4,698,702)            6,650,081
  Swaps                                                         1,266,000                    --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   1,917,384            28,984,579
  Call swaptions written                                          (13,411)                   --
  Foreign currencies                                                1,197                39,739
  Forwards                                                       (549,423)              (96,405)
  Swaps                                                        (5,484,020)                   --
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          (504,548)           48,729,552
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         $ 6,640,642      $     80,165,995
-----------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                                                                   MULTI-CURRENCY
                                                                                                                       SHORT-TERM
                                                                                       GLOBAL GOVERNMENT               GOVERNMENT
                                                                                   ENHANCED INCOME (JGG)             INCOME (JGT)
                                                                ----------------------------------------     --------------------
                                                                                          FOR THE PERIOD           FOR THE PERIOD
                                                                                                 6/27/06                  4/25/07
                                                                           YEAR            (COMMENCEMENT            (COMMENCEMENT
                                                                          ENDED           OF OPERATIONS)           OF OPERATIONS)
                                                                       12/31/07         THROUGH 12/31/06         THROUGH 12/31/07
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $  7,145,190       $         3,491,725      $         31,436,443
Net realized gain (loss) from:
  Investments (net of federal corporate income taxes of $--
  and $6,650,000 on long-term
  capital gains retained, respectively)                               291,397                    (1,262)                3,649,739
  Call options written                                                     --                        --                 3,398,448
  Call swaptions written                                            1,979,340                  (670,616)                       --
  Foreign currencies                                                4,785,690                   206,698                 6,103,371
  Forwards                                                         (4,698,702)                  117,750                 6,650,081
  Swaps                                                             1,266,000                   708,315                        --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                       1,917,384                 1,392,796                28,984,579
  Call swaptions written                                              (13,411)                  238,677                        --
  Foreign currencies                                                    1,197                    25,347                    39,739
  Forwards                                                           (549,423)                   (5,490)                  (96,405)
  Swaps                                                            (5,484,020)                4,651,411                        --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               6,640,642                10,155,351                80,165,995
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                        (11,255,340)               (6,251,758)              (36,390,648)
From accumulated net realized gains                                   (91,105)                       --               (33,203,731)
Tax return of capital                                              (3,742,116)                       --                        --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from distributions to
  shareholders                                                    (15,088,561)               (6,251,758)              (69,594,379)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares, net of offering costs                        --               176,305,000               845,012,698
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                     1,156,983                   284,466                 3,148,643
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                      1,156,983               176,589,466               848,161,341
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              (7,290,936)              180,493,059               858,732,957
Net assets at the beginning of period                             180,593,143                   100,084                   100,084
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                  $173,302,207       $       180,593,143      $        858,833,041
=================================================================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                           $ (2,869,640)      $          (482,706)     $        (23,268,098)
=================================================================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Prior to the commencement of operations, each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 per Fund by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($10,000 for Global Government Enhanced Income (JGG) and $11,000 for Multi-Currency Short-Term Government Income (JGT)) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Global Government Enhanced Income's (JGG) primary investment objective is to provide a high level of current income and gains. The Fund's secondary investment objective is to seek capital preservation. The Fund intends to pursue its investment objectives primarily by investing in global government debt securities directly, or indirectly by investing in debt related derivative instruments. In addition, the Fund will employ an option strategy and a currency strategy.

Multi-Currency Short-Term Government Income's (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund seeks to achieve its investment objective by investing directly in short-term international (non-U.S.) government securities and indirectly in short-term international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments relating to such short-term international government securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of fixed-income securities, short-term international (non-U.S.) government securities and derivative instruments are generally provided by an independent pricing service approved by each Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If the pricing service is unable to supply a price for a fixed-income or derivative instrument the Funds may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term U.S. government securities are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Funds had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate tax payer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, Multi-Currency Short-Term Government Income
(JGT) retained $19,000,000 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $6,650,000 the net of which has been reclassified to Paid-in surplus. Global Government Enhanced Income (JGG) did not elect to retain realized long-term capital gains during the tax years ended December 31, 2007 and December 31, 2006.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Each Fund intends to make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by each Fund's Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the accompanying financial statements.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $10,000 for Global Government Enhanced Income (JGG) and $11,000 for Multi-Currency Short-Term Government Income (JGT)) and pay all offering costs (other than the sales load) that exceed $.04 per share for each of the Funds. Global Government Enhanced Income's (JGG) and Multi-Currency Short-Term Government Income's (JGT) share of offering costs ($370,000 and $1,117,302, respectively) were recorded as reductions of the proceeds from the sales of shares.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds'

   Notes to
   FINANCIAL STATEMENTS (continued)

investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in "Realized gain (loss) on foreign currencies" and "Change in net unrealized appreciation (depreciation) of foreign currencies" on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Funds and the amounts actually received.

Interest Rate Swap Transactions

The Funds are authorized to enter into interest rate swap contracts consistent with their investment objectives and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds' portfolios may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal).

Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognizes in unrealized gain (loss) the daily changes in the market value of the Funds' contractual rights and obligations under the contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Funds on an interest rate swap contract is reported as a realized gain or loss on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Additionally, realized gains or losses are recorded upon the termination of a interest rate swap contract and are equal to the difference between the Funds' basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of payment obligation is based on the notional amount of the interest rate swap contract.

Entering into interest rate swap contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to an interest rate swap contract, the Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the counterparty to an interest rate swap will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the interest rate swap contracts. The Funds help manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. Multi-Currency Short-Term Government Income (JGT) did not enter into any interest rate swap transactions during the period April 25, 2007 (commencement of operations) through December 31, 2007.

Options Transactions

Each Fund is authorized to purchase put options and write (sell) call options on securities, swaps or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When a Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of a call option, bears the risk of an unfavorable change in the market value of the security, swap or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing

TRANSACTION BECAUSE OF AN ILLIQUID MARKET. MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME (JGT) DID NOT ENTER INTO ANY OPTION TRANSACTIONS DURING THE PERIOD APRIL 25, 2007 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2007.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changers for any days on which the Funds overdraw their account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

   Notes to
   FINANCIAL STATEMENTS (continued)

2. FUND SHARES

Transactions in Fund shares were as follows:

                                                                                                               MULTI-CURRENCY
                                                                                                                   SHORT-TERM
                                                                                                                   GOVERNMENT
                                                                       GLOBAL GOVERNMENT ENHANCED                      INCOME
                                                                              INCOME (JGG)                              (JGT)
                                                                 --------------------------------------      ----------------
                                                                                         FOR THE PERIOD        FOR THE PERIOD
                                                                                                6/27/06               4/25/07
                                                                                          (COMMENCEMENT         (COMMENCEMENT
                                                                       YEAR ENDED        OF OPERATIONS)        OF OPERATIONS)
                                                                         12/31/07      THROUGH 12/31/06      THROUGH 12/31/07
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                    --             9,250,000            44,300,000
Shares issued to shareholders due to reinvestment of
  distributions                                                            60,808                14,562               162,553
-----------------------------------------------------------------------------------------------------------------------------
                                                                           60,808             9,264,562            44,462,553
-----------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding put swaptions purchased, call swaptions written, short-term investments and derivative transactions) for the fiscal year ended December 31, 2007, were as follows:

                                                                        GLOBAL      MULTI-CURRENCY
                                                                    GOVERNMENT          SHORT-TERM
                                                                      ENHANCED          GOVERNMENT
                                                                        INCOME              INCOME
                                                                         (JGG)              (JGT)*
--------------------------------------------------------------------------------------------------
Purchases:
  Investment securities                                           $ 62,414,824       $813,609,672
  U.S. Government and agency obligations                           179,364,712        753,838,296
Sales and maturities:
  Investment securities                                             66,050,057        561,251,171
  U.S. Government and agency obligations                           129,545,275        615,452,345
--------------------------------------------------------------------------------------------------

* For the period April 25, 2007 (commencement of operations) through December 31, 2007.

Transactions in call swaptions written for Global Government Enhanced Income
(JGG) for the fiscal year ended December 31, 2007, were as follows:

                                                                     GLOBAL GOVERNMENT ENHANCED
                                                                            INCOME (JGG)
                                                                  ---------------------------------
                                                                         NUMBER OF         PREMIUMS
                                                                         CONTRACTS         RECEIVED
---------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                      2,656,000,000       $   440,905
Call swaptions written                                              7,777,100,000         4,164,231
Call swaptions terminated in closing purchase transactions         (2,050,400,000)       (1,611,769)
Call swaptions expired                                             (6,031,000,000)       (2,557,712)
Call swaptions exercised                                              (98,000,000)          (67,382)
---------------------------------------------------------------------------------------------------
Outstanding, end of year                                            2,253,700,000       $   368,273
---------------------------------------------------------------------------------------------------

Transactions in call options written for Multi-Currency Short-Term Government Income (JGT) for the period April 25, 2007 (commencement of operations) through ended December 31, 2007, were as follows:

                                                                      MULTI-CURRENCY SHORT-TERM
                                                                       GOVERNMENT INCOME (JGT)
                                                                  ---------------------------------
                                                                         NUMBER OF         PREMIUMS
                                                                         CONTRACTS         RECEIVED
---------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                                 --       $        --
Call options written                                                  613,000,000         5,236,509
Call options terminated in closing purchase transactions             (125,000,000)       (2,313,750)
Call options expired                                                 (488,000,000)       (2,922,759)
---------------------------------------------------------------------------------------------------
Outstanding, end of year                                                       --       $        --
---------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to amortization of premium, the recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2007, the cost of investments (including put swaptions purchased, but excluding call swaptions written) was as follows:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                 (JGT)
--------------------------------------------------------------------------------------------------------
Cost of investments                                                  $170,711,307           $835,661,098
--------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments (including put swaptions purchased, but excluding call swaptions written) at December 31, 2007, were as follows:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                 (JGT)
--------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                         $3,319,270            $31,115,056
  Depreciation                                                            (29,456)            (2,401,548)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              $3,289,814            $28,713,508
--------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Funds' tax year end, were as follows:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                 (JGT)
--------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                                         $  --               $     --
Undistributed net long-term capital gains                                      --              1,027,862
--------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                (JGT)*
--------------------------------------------------------------------------------------------------------
Distributions from net ordinary income **                             $11,346,445            $66,167,565
Distributions from net long-term capital gains***                              --              3,426,814
Tax return of capital                                                   3,742,116                     --
--------------------------------------------------------------------------------------------------------

* For the period April 25, 2007 (commencement of operations) through December 31, 2007.
** Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended
    December 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

   Notes to
   FINANCIAL STATEMENTS (continued)

The tax character of Global Government Enhanced Income's (JGG) distributions paid during the period June 27, 2006 (commencement of operations) through December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                            GLOBAL
                                                                        GOVERNMENT
                                                                          ENHANCED
                                                                            INCOME
                                                                             (JGG)
----------------------------------------------------------------------------------
Distributions from net ordinary income *                                $6,251,758
Distributions from net long-term capital gains                                  --
----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                 (JGT)
--------------------------------------------------------------------------------------------------------
Post-October Capital Losses                                              $423,168            $10,680,565
Post-October Currency Losses                                              654,593                     --
--------------------------------------------------------------------------------------------------------

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. The new ongoing investment management agreement was approved by the shareholders of each Fund and took effect on November 13, 2007, for Global Government Enhanced Income (JGG) and November 30, 2007, for Multi-Currency Short-Term Government Income (JGT).

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

   Notes to
   FINANCIAL STATEMENTS (continued)

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

             Financial

             HIGHLIGHTS

           Financial

           HIGHLIGHTS
         Selected data for a share outstanding throughout each period:

                                                                Investment Operations
                                                           --------------------------------
                                                                               Net
                                                                         Realized/
                                               Beginning          Net   Unrealized
                                               Net Asset   Investment         Gain
                                                   Value    Income(a)    (Loss)(b)    Total
-------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT ENHANCED INCOME (JGG)
-------------------------------------------------------------------------------------------
Year Ended:
2007                                              $19.48         $.77       $ (.06)  $ 0.71
2006(c)                                            19.10          .38          .72     1.10

MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME (JGT)
-------------------------------------------------------------------------------------------
Year Ended:
2007(d)                                            19.10          .72         1.09     1.81
-------------------------------------------------------------------------------------------


                                                          Less Distributions
                                              -------------------------------------------

                                                     Net
                                              Investment    Capital   Tax Return
                                                  Income      Gains   of Capital    Total
------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT ENHANCED INCOME (JGG)
-------------------------------------------------------------------------------------------
Year Ended:
2007                                              $(1.21)    $(0.01)      $ (.40)  $(1.62)
2006(c)                                             (.68)        --           --     (.68)

MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME (JGT)
-------------------------------------------------------------------------------------------
Year Ended:
2007(d)                                            (0.82)     (0.75)          --    (1.57)
-------------------------------------------------------------------------------------------


                                                            Ending     Ending
                                              Offering   Net Asset     Market
                                                 Costs       Value      Value
------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT ENHANCED INCOME (JGG)
-------------------------------------------------------------------------------------------
Year Ended:
2007                                              $ --      $18.57     $16.36
2006(c)                                           (.04)      19.48      20.40

MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME (JGT)
-------------------------------------------------------------------------------------------
Year Ended:
2007(d)                                           (.03)      19.31     $16.93
-------------------------------------------------------------------------------------------

                                                           Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets    Ratios to Average Net Assets
        Total Returns                             Before Credit                  After Credit***
     -------------------                  -----------------------------   -----------------------------
       Based    Based on
          on         Net                                            Net                             Net   Portfolio
      Market       Asset     Ending Net                      Investment                      Investment    Turnover
     Value**     Value**   Assets (000)       Expenses           Income       Expenses           Income        Rate
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
     (12.27)%       3.84%      $173,302          .99%            4.04%           .99%            4.04%         302%
       5.55         5.56        180,593         1.07*            3.79*          1.06*            3.79*          --
-------------------------------------------------------------------------------------------------------------------
      (7.75)%       9.47%       858,833         1.07*            5.40*          1.07*            5.40*         205%
-------------------------------------------------------------------------------------------------------------------

*    Annualized.
**   - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

       Total Return on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

     - Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Return on Market Value and Net Asset Value when these benefits are included are as follows:

                                                                   Total Returns
                                                          --------------------------------
                                       Shareholders          Based on             Based on
                                       of Record on        Market Value    Net Asset Value
        ----------------------------------------------------------------------------------
        MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME (JGT)
        Tax Year Ended 12/31:
        2007                             December 31              (6.97)%           10.29%

***   After custodian fee credit, where applicable.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of federal corporate income taxes on long-term capital gains retained by Multi-Currency Short-Term Government Income (JGT) of $0.15 per share for the period April 25, 2007 (commencement of operations) through December 31, 2007.
(c) For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(d) For the period April 25, 2007 (commencement of operations) through December 31, 2007.
                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board and           CLASS I                            (1994-November 12, 2007),
  Chicago, IL 60606         Board Member                                               Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                         184           Officer (1996-June 30, 2007)
                                                                                       of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other subsidi-
                                                                                       aries of Nuveen Investments,
                                                                                       Inc.; formerly, Director
                                                                                       (1992-2006) of Institutional
                                                                                       Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead                    1997                 184           Private Investor and
  333 W. Wacker Drive       Independent             CLASS III                          Management Consultant.
  Chicago, IL 60606         Board member

- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private philan-
  Chicago, IL 60606                                                                    thropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents for the State of Iowa
                                                                                       University System; Director,
                                                                                       Gazette Companies; Life
                                                                                       Trustee of Coe College and
                                                                         184           Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.

- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the Univer-
                                                                                       sity of Connecticut
                                                                                       (2003-2006); previously,
                                                                                       Senior Vice President and
                                                                                       Director of Research at the
                                                                         184           Federal Reserve Bank of
                                                                                       Chicago (1995-2003); Director
                                                                                       (since 1997), Credit Research
                                                                                       Center at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005) Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005                               Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II                           Wealth Management Company;
  Chicago, IL 60606                                                                    Retired (since 2004) as
                                                                                       Chairman, JPMorgan Fleming
                                                                                       Asset Management, President
                                                                                       and CEO, Banc One Investment
                                                                                       Advisors Corporation, and
                                                                                       President, One Group Mutual
                                                                                       Funds; prior thereto,
                                                                                       Executive Vice President,
                                                                         182           Banc One Corporation and
                                                                                       Chairman and CEO, Banc One
                                                                                       Investment Management Group;
                                                                                       Member, Board of Regents,
                                                                                       Luther College; member of the
                                                                                       Wisconsin Bar Association;
                                                                                       member of Board of Directors,
                                                                                       Friends of Boerner Botanical
                                                                                       Gardens; member of Investment
                                                                                       Committee, Greater Milwaukee
                                                                                       Foundation.

- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            CLASS III                          Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.

- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).

- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:

- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief                                                       Managing Director (since
  333 W. Wacker Drive       Administrative          1988                                2002), Assistant
  Chicago, IL 60606         Officer                                                     Secretary and Associate
                                                                                        General Counsel,
                                                                                        formerly, Vice President
                                                                                        and Assistant General
                                                                                        Counsel, of Nuveen
                                                                                        Investments, LLC;
                                                                                        Managing Director (since
                                                                                        2002), Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary, of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ
                                                                                        Investment Management
                                                                                        Company, LLC. (since
                                                                                        2002), Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006); Nuveen
                                                                                        HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate
                                                                                        General Counsel and
                                                                                        Assistant Secretary of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and
                                                                                        Assistant Secretary
                                                                                        (since 1994) of Nuveen
                                                                                        Investments, Inc.,
                                                                                        Assistant Secretary
                                                                                        (since 2003) of Symphony
                                                                                        Asset Management LLC.

- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.

- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.

- PETER H. D'ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.

- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.

- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.

- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).

- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.

- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors, LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2008); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

Each Fund intends to repurchase shares of its own stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.


Distribution Information

Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) hereby designate 41.29% and 59.20%, respectively, of ordinary dividends paid as interest-related dividends under section 871(k) of the Internal Revenue Code. Further, JGT hereby designates 45.40% of ordinary dividends paid as short-term capital gain dividends under section 871(k) of the Internal Revenue Code.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-G-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 Nuveen Global Government Enhanced Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with PricewaterhouseCoopers the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                  AUDIT FEES BILLED   AUDIT-RELATED FEES        TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND (1)      BILLED TO FUND (2)   BILLED TO FUND (3)   BILLED TO FUND
-----------------                 -----------------   ------------------   ------------------   --------------
December 31, 2007                      $25,199                 $0                   $0                 $0
                                       -------                ---                  ---                ---
Percentage approved pursuant to
   pre-approval exception                    0%                 0%                   0%                 0%
                                       -------                ---                  ---                ---
December 31, 2006                      $29,200                 $0                   $0                 $0
                                       -------                ---                  ---                ---
Percentage approved pursuant to
   pre-approval exception                    0%                 0%                   0%                 0%
                                       -------                ---                  ---                ---

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                                    AUDIT-RELATED FEES    TAX FEES BILLED TO      ALL OTHER FEES
                                  BILLED TO ADVISER AND       ADVISER AND       BILLED TO ADVISER
                                     AFFILIATED FUND        AFFILIATED FUND    AND AFFILIATED FUND
FISCAL YEAR ENDED                   SERVICE PROVIDERS      SERVICE PROVIDERS    SERVICE PROVIDERS
-----------------                 ---------------------   ------------------   -------------------
December 31, 2007                           $0                     $0                   $0
                                           ---                    ---                  ---
Percentage approved pursuant to
   pre-approval exception                    0%                     0%                   0%
                                           ---                    ---                  ---
December 31, 2006                           $0                     $0                   $0
                                           ---                    ---                  ---
Percentage approved pursuant to
   pre-approval exception                    0%                     0%                   0%
                                           ---                    ---                  ---

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers about any non-audit services that PricewaterhouseCoopers rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers independence.

                                             Total Non-Audit Fees
                                             billed to Adviser and
                                            Affiliated Fund Service     Total Non-Audit Fees
                                            Providers (engagements     billed to Adviser and
                                            related directly to the   Affiliated Fund Service
                    Total Non-Audit Fees   operations and financial     Providers (all other
Fiscal Year Ended      Billed to Fund       reporting of the Fund)          engagements)        Total
-----------------   --------------------   ------------------------   -----------------------   -----
December 31, 2007             $0                       $0                        $0               $0
December 31, 2006             $0                       $0                        $0               $0

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated
Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in fixed income securities and cash management securities. In the rare event that a fixed income issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Asset Management (NAM) is the registrant's investment adviser. (NAM is also referred to as the "Adviser".) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. The following section provides information on the portfolio managers at the
Adviser:

Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Andrew J. Stenwall leads NAM's Taxable Fixed Income Team and is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of NAM since August 2004. Prior to joining NAM, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management ("BACAP") from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP's taxable fixed income management and the leader of its structured products team. Mr. Stenwall joined BACAP in June of 1997.

Saied Simozar, Ph.D., is the Managing Director-Global Interest Rate Strategies of NAM's Taxable Fixed Income Team (since December 2004), and he is responsible for managing all active interest-rate and currency positions across all taxable fixed-income portfolios. From October 2001 to October 2004, Dr. Simozar was the Managing Director of Global Interest Rate Strategies for BACAP where he was responsible for managing all non-U.S. interest rate positions and emerging market investments. From March 1998 to May 2001, he was a senior portfolio manager for Putnam Investments.

Ben Emons, Analyst & Portfolio Manager, Mr. Emons specializes in International Fixed Income and FX and is part of the fund management team under Saied Simozar. He was born and raised in the Netherlands and worked for ABN AMRO in Amsterdam and London for most of his European career where he developed extensive experience in global fixed income research and trading. After coming to the United States in 2003, Mr. Emons worked for IndyMac Bank in Pasadena, California, where he established an institutional broker/dealer operation specializing in Structured Products. A member of the investment community since 1994, Mr. Emons obtained a Masters degree in International Finance and Monetary Economics & Derivatives from the University of Amsterdam.

Steve Lee, FX Trading & Portfolio Manager, is responsible for FX and Derivative trading and is a member of the fund management team under Saied Simozar. He was born in South Korea and moved to the United States when he was thirteen. He has been active in Global Macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.

ITEM 8 (a)(2). OTHER ACCOUNTS MANAGED

In addition to their responsibilities for the management of the Fund, the team listed above is primarily responsible for the day-to-day portfolio management of the following accounts:


    Portfolio                                        Number of
     Manager            Type of Account Managed      Accounts       Assets*
-------------------------------------------------------------------------------
Andrew J. Stenwall      Registered
                        Investment                       3       $1.127 billion
                        Company
                        Other Pooled                     0                    0
                        Investment Vehicles
                        Other Accounts                4079        661.2 million

Saied Simozar           Registered
                        Investment                       3       $1.127 billion
                        Company
                        Other Pooled                     0                    0
                        Investment Vehicles
                        Other Accounts                4078        658.8 million

Ben Emons               Registered
                        Investment                       4       $1.055 billion
                        Company
                        Other Pooled                     0                    0
                        Investment Vehicles
                        Other Accounts                   3         17.1 million

Steve Lee               Registered
                        Investment                       4       $1.055 billion
                        Company
                        Other Pooled                     0                    0
                        Investment Vehicles
                        Other Accounts                   3         17.1 million

----------
* Assets are as of December 31, 2007. None of the assets are subject to an advisory fee based on performance.


Material Conflicts of Interest. NAM's Taxable Fixed Income Team's simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and orders placed on behalf of the Fund. NAM has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.


ITEM 8 (a)(3). FUND MANAGER COMPENSATION

Salary and Cash Bonus. In addition to a salary and other guaranteed compensation, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses and year to year changes to base compensation are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, upon evaluations and determinations made by the CEO and President of Nuveen Investments. These reviews and evaluations take into account a number of factors, including the effectiveness of the team's investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts (which for the Fund will be the Fund's ability to meet the Fund's investment objectives, the team's and the individual's effectiveness in communicating investment performance to shareholders and their representatives, the team's and the individual's contribution to NAM's investment process and execution of investment strategies, and the team's overall assets under management. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-Term Incentive Compensation. Each member of the investment team is eligible to receive bonus compensation in the form of equity-based awards comprised of securities issued by Nuveen Investments or options thereon, and/or other forms of long-term deferred compensation. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also takes into account the individual's long-term potential with the firm.

ITEM 8 (a)(4). OWNERSHIP OF JGG SECURITIES AS OF DECEMBER 31, 2007.

Name of Portfolio                $1 -      $10,001 -    $50,001 -   $100,001 -    $500,001 -         Over
Manager                None     $10,000     $50,000     $100,000    $500,000     $1,000,000       $1,000,000
------------------------------------------------------------------------------------------------------------
Stenwall                 X
Simozar                  X
Lee                      X
Emons                    X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Government Enhanced Income Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.